UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 26, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                             745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On April 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 26, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JPMORGAN CHASE BANK, not in its
                                   individual capacity but solely as Trustee under the Agreement referred to herein

Date: April 28, 2004           By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         April 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on April 26, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 April 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      598,773,000.00     593,862,675.75   9,373,198.02     2,444,734.68    11,817,932.70   0.00          0.00      584,489,477.73
A2      200,000,000.00     198,359,871.19   3,130,801.83       813,275.47     3,944,077.30   0.00          0.00      195,229,069.36
A3       12,000,000.00      11,901,592.27     187,848.11        48,796.53       236,644.64   0.00          0.00       11,713,744.16
B1       28,032,000.00      28,021,947.53      10,036.79       115,234.90       125,271.69   0.00          0.00       28,011,910.74
B2        8,193,000.00       8,190,061.93       2,933.48        33,680.06        36,613.54   0.00          0.00        8,187,128.45
B3        4,743,000.00       4,741,299.13       1,698.22        19,497.69        21,195.91   0.00          0.00        4,739,600.91
B4        4,743,000.00       4,741,299.13       1,698.22        19,497.69        21,195.91   0.00          0.00        4,739,600.91
B5        3,450,000.00       3,448,762.81       1,235.26        14,182.38        15,417.64   0.00          0.00        3,447,527.55
B6        2,590,851.00       2,589,921.90         927.65        10,650.56        11,578.21   0.00          0.00        2,588,994.25
R               100.00               0.00           0.00             0.00             0.00   0.00          0.00                0.00
P                 0.00               0.00           0.00        21,829.12        21,829.12   0.00          0.00                0.00
TOTALS  862,524,951.00     855,857,431.64  12,710,377.58     3,541,379.08    16,251,756.66   0.00          0.00      843,147,054.06

AX       17,088,485.00      16,648,208.81           0.00        68,396.39        68,396.39      0.00          0.00    16,012,718.21
PAX       7,562,882.00       7,397,838.15           0.00        30,392.79        30,392.79      0.00          0.00     7,245,051.48
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       86359BKA8        991.79935593   15.65400915     4.08290735   19.73691649    976.14534678          A1         4.940000 %
A2       86359BKB6        991.79935595   15.65400915     4.06637735   19.72038650    976.14534680          A2         4.920000 %
A3       86359BKC4        991.79935583   15.65400917     4.06637750   19.72038667    976.14534667          A3         4.920000 %
B1       86359BKF7        999.64139305    0.35804759     4.11083405    4.46888164    999.28334546          B1         4.934770 %
B2       86359BKG5        999.64139265    0.35804711     4.11083364    4.46888075    999.28334554          B2         4.934770 %
B3       86359BKH3        999.64139363    0.35804765     4.11083491    4.46888256    999.28334598          B3         4.934770 %
B4       86359BKK6        999.64139363    0.35804765     4.11083491    4.46888256    999.28334598          B4         4.934770 %
B5       86359BKL4        999.64139420    0.35804638     4.11083478    4.46888116    999.28334783          B5         4.934770 %
B6       86359BKM2        999.64139196    0.35804838     4.11083463    4.46888300    999.28334358          B6         4.934770 %
R        86359BKJ9          0.00000000    0.00000000     0.00000000    0.00000000      0.00000000          R          4.934770 %
TOTALS                    992.26976640   14.73624336     4.10582798   18.84207134    977.53352304

AX       86359BKD2        974.23550479    0.00000000     4.00248413    4.00248413    937.04726955          AX         4.930000 %
PAX      86359BKE0        978.17712216    0.00000000     4.01867833    4.01867833    957.97494659          PAX        4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl., ,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------


COLLATERAL GROUP ONE

Weighted Average Coupon Rate                                                               5.329285 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                    5.073285 %
Ending Weighted Average Net Rate (Pass Through Rate)                                       5.081901 %
Beginning Loan Count                                                                            4,146
Ending Loan Count                                                                               4,090
Beginning Scheduled Balance                                                            855,857,432.11
Ending Scheduled Balance                                                               843,147,054.52
Scheduled Principal                                                                        306,547.60
Unscheduled Principal                                                                   12,403,829.99
Net Liquidation Proceeds                                                                         0.00
Insurance Proceeds                                                                               0.00
Advances                                                                                         0.00
Scheduled Interest                                                                       3,800,923.24
Servicing Fee                                                                              178,303.63
Master Servicing Fee                                                                             0.00
Trustee Fee                                                                                  4,279.29
Net Interest                                                                             3,618,340.32
Realized Loss Amount                                                                             0.00
Cumulative Realized Loss                                                                         0.00
Cumulative Loss as a Percentage of Original Collateral                                     0.000000 %
Bankruptcy Loss                                                                                  0.00
Fraud Loss                                                                                       0.00
Special Hazard Loss                                                                              0.00
Prepayment Penalties                                                                        21,829.12
Relief Act Interest Shortfall                                                                    0.00
Prepayment Interest Shortfall                                                                    0.00

COLLATERAL AX and PAX Reporting

Beginning Adjusted Net Wac                                                                     4.93 %
Ending Adjusted Net Wac                                                                        4.93 %

AX Loans Beginning Balance                                                             569,289,682.10
AX Loans Ending Balance                                                                558,329,934.48
AX Loans Beginning Net Wac                                                                 5.078942 %
AX Loans Ending Net Wac                                                                    5.076161 %

PAX Loans Beginning Balance                                                            286,567,750.01
PAX Loans Ending Balance                                                               284,817,120.04
PAX Loans Beginning Net Wac                                                                5.062040 %
PAX Loans Ending Net Wac                                                                   5.060178 %

Sec. 4.03(ix)                                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        54            11,348,297.02                  1.35 %
                                             2 Month                         1               199,292.55                  0.02 %
                                             3 Month                         0                     0.00                  0.00 %
                                              Total                         55            11,547,589.57                  1.37 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        54            11,348,297.02                  1.35 %
                                             2 Month                         1               199,292.55                  0.02 %
                                             3 Month                         0                     0.00                  0.00 %
                                              Total                         55            11,547,589.57                  1.37 %

                                             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Sec. 4.03(x)                                 Number and Aggregate Principal Amounts of REO Loans

                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
Fraud Loss Limit                                                                                                 17,250,499.00
Bankruptcy Loss Limit                                                                                               286,588.00
Special Hazard Loss Limit                                                                                         8,625,250.00

Sec. 4.03(xii)
AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A1 Shortfall                                                                                                        0.00
Class A2 Shortfall                                                                                                        0.00
Class A3 Shortfall                                                                                                        0.00
Class AX Shortfall                                                                                                        0.00
Class PAX Shortfall                                                                                                       0.00
Class B1 Shortfall                                                                                                        0.00
Class B2 Shortfall                                                                                                        0.00
Class B3 Shortfall                                                                                                        0.00
Class B4 Shortfall                                                                                                        0.00
Class B5 Shortfall                                                                                                        0.00
Class B6 Shortfall                                                                                                        0.00
Class R Shortfall                                                                                                         0.00

Relief Act Shortfalls

Class A1 Relief Act Shortfall                                                                                             0.00
Class A2 Relief Act Shortfall                                                                                             0.00
Class A3 Relief Act Shortfall                                                                                             0.00
Class AX Relief Act Shortfall                                                                                             0.00
Class PAX Relief Act Shortfall                                                                                            0.00
Class B1 Relief Act Shortfall                                                                                             0.00
Class B2 Relief Act Shortfall                                                                                             0.00
Class B3 Relief Act Shortfall                                                                                             0.00
Class B4 Relief Act Shortfall                                                                                             0.00
Class B5 Relief Act Shortfall                                                                                             0.00
Class B6 Relief Act Shortfall                                                                                             0.00
Class R Relief Act Shortfall                                                                                              0.00

Total Relief Act                                                                                                          0.00

Prepayment Interest Shortfalls

Class A1 PPIS  Shortfall                                                                                                  0.00
Class A2 PPIS  Shortfall                                                                                                  0.00
Class A3 PPIS  Shortfall                                                                                                  0.00
Class AX PPIS  Shortfall                                                                                                  0.00
Class PAX PPIS  Shortfall                                                                                                 0.00
Class B1 PPIS  Shortfall                                                                                                  0.00
Class B2 PPIS  Shortfall                                                                                                  0.00
Class B3 PPIS  Shortfall                                                                                                  0.00
Class B4 PPIS  Shortfall                                                                                                  0.00
Class B5 PPIS  Shortfall                                                                                                  0.00
Class B6 PPIS  Shortfall                                                                                                  0.00
Class R PPIS  Shortfall                                                                                                   0.00

Total PPIS                                                                                                                0.00

Class A1 Basis Risk Shortfall                                                                                             0.00
Class A2 Basis Risk Shortfall                                                                                             0.00
Class A3 Basis Risk Shortfall                                                                                             0.00
Class R Basis Risk Shortfall                                                                                              0.00
Class B1 Basis Risk Shortfall                                                                                             0.00
Class B2 Basis Risk Shortfall                                                                                             0.00
Class B3 Basis Risk Shortfall                                                                                             0.00
Class B4 Basis Risk Shortfall                                                                                             0.00
Class B5 Basis Risk Shortfall                                                                                             0.00
Class B6 Basis Risk Shortfall                                                                                             0.00
